SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K/A

                         CURRENT REPORT

                       (Amendment No. 1)

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                          July 18, 1995

                 CALIFORNIA ENERGY COMPANY, INC.

       (Exact Name of Registrant as Specified in Charter)


        DELAWARE                  1-9874            4-2213782
(State of Incorporation)   (Commission File No.)  (IRS Employer
                                                 Identification
                                                      No.)


     302 South 36th Street, Suite 400, Omaha, Nebraska 68131
  (Address of principal executive offices, including zip code)

                         (402) 341-4500
      (Registrant's telephone number, including area code)

                            No Change
  (Former name or former address, if changed since last report)






ITEM 5. OTHER EVENTS

     In connection with the proposed issuance of certain debt securities, which are non-recourse to California Energy Company, Inc. (the "Company"), by a special purpose funding corporation which is a subsidiary of the Company, the Independent Engineer's Report, dated July 18, 1995, which is attached to this report as Exhibit 23.1 (the "Independent Engineer's Report"), was prepared by Stone & Webster Engineering Corporation and furnished to prospective investors.

     The Independent Engineer's Report contains cash flow projections prepared by Stone & Webster and a discussion of the many assumptions utilized in preparing these projections.

     All projections of future operations and the economic results thereof included in the Independent Engineer's Report have been prepared by Stone & Webster. Deloitte & Touche LLP and Coopers & Lybrand L.L.P., the independent auditors for the Company and certain of its subsidiaries, have neither examined nor compiled the projections and, accordingly, do not express an opinion or any other form of assurance with respect thereto. None of the Company, any of its subsidiaries, Stone & Webster or any other Person has any obligation to, nor do they intend to, provide any updated reports or revised projections.

     For purposes of preparing the projections, certain assumptions were made, of necessity, with respect to general business and economic conditions, the revenues the subsidiaries owning interests in the referenced Salton Sea projects will earn in their respective businesses, the "Avoided Cost of Energy" in the future and several other material contingencies and other matters that are not within the control of the Company, its subsidiaries or Stone & Webster and the outcome of which cannot be predicted by the Company, its subsidiaries, Stone & Webster or any other Person with any certainty of accuracy. These assumptions and the other assumptions used in the projections are inherently subject to significant uncertainties and actual results may differ, perhaps materially, from those projected. None of the Company, its subsidiaries, Stone & Webster or any other Person assumes any responsibility for the accuracy of such projections. Therefore, no representation is made or intended, nor should any be inferred with respect to the likely existence of any particular future set of facts or circumstances. If actual results are less favorable than those shown or if the assumptions used in formulating the projections prove to be incorrect, the Company or its subsidiaries could be adversely affected.








ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  Exhibits

     23.1      Independent Engineer's Consent, dated
               July 20, 1995.

     99.1      Independent Engineer's Report Prepared for Salton
               Sea Funding Corporation by Stone & Webster
               Engineering Corporation as of July 18, 1995.






                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CALIFORNIA ENERGY COMPANY, INC.


                        By:       /s/ John G. Sylvia
                        Name:   John G. Sylvia
                        Title:  Senior Vice President
                                   and Chief Financial Officer

Dated:  July 20, 1995







                         EXHIBIT INDEX


Exhibit
Number                     (Description)                     Page
- ------  -------------------------------------------------    ----

23.1   Independent Engineer's Consent, dated July 20, 1995.

99.1   Independent Engineer's Report Prepared for Salton
       Sea Funding Corporation by Stone & Webster
       Engineering Corporation as of July 18, 1995.